                                    FORM 8-K



                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549





                      Current Report Pursuant to Section 13
                     of the Securities Exchange Act of 1934





         Date of Report (Date Earliest Event reported) - April 17, 2003




                               CB BANCSHARES, INC.
             (Exact name of registrant as specified in its charter)





                 Hawaii                             99-0197163
         (State of Incorporation)       (IRS Employer Identification No.)





                   201 Merchant Street, Honolulu, Hawaii 96813
                    (Address of principal executive offices)





                                 (808) 535-2500
                         (Registrant's Telephone Number)
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Item 5. Other Events

      Attached is copy of press release issued April 17, 2003.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

Date:    April 17, 2003                       CB Bancshares, Inc.
     ----------------------



                                              By:  /s/ Dean K. Hirata
                                                 -------------------------------
                                                   Dean K. Hirata
                                                   Senior Vice President and
                                                   Chief Financial Officer
                                                   (principal financial officer)